Note Payable	3 Months Ended
Mar. 31, 2022
Note Payable [Abstract]
NOTE PAYABLE

5 – NOTE PAYABLE

Note Payable – Paycheck Protection Program Loan

In connection with the acquisition of Purnovate (See Note 4), the Company assumed $29,088 in loan funding from the Paycheck Protection Program (the “PPP”), established pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and administered by the U.S. Small Business Administration. Under the terms of the PPP Note and the PPP Loan, interest accrued on the outstanding principal at the rate of 1% per annum, and there is a deferment period until installment payments of principal and interest are due. The term of the PPP Note was two years. In April of 2021, the PPP Loan was forgiven in accordance with the terms established for such loans under the CARES Act, on which forgiveness the Company recognized a gain of $29,088, classified as other income.